SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  September 22, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------


        Delaware                                         52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
--------------------------------------------------------------------------------
Address of principal executive offices                           (Zip Code)


                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events
         ------------

Documents incorporated by Reference

The consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. and the unaudited consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of June 30, 2000, and for period ended June 30, 2000, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Inc. and subsidiaries for the period ended June 30, 2000 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-65481) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2000-7, and shall be deemed to be part hereof and thereof.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------                                    -----------

(EX-23)                             Consent of PriceWaterhouseCoopers
                                    LLP, independent Certified Public
                                    Accountants of Financial Security
                                    Assurance Inc. in connection with Wells
                                    Fargo Asset Securities Corporation,
                                    Mortgage Pass-Through Certificates,
                                    Series 2000-7

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


September 22, 2000

                                   By:      /s/ Alan S. McKenney
                                          ----------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

(EX-23)        Consent of PriceWaterhouseCoopers, LLP                   E
               independent certified public accountants of
               Financial Security Assurance Inc. in connection with Wells Fargo Asset Securities Corporation,
               Mortgage Pass-Through Certificates,
               Series 2000-7